UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2005
                                                   (August 4, 2005)
                                                  ----------------------------


                          Newcastle Investment Corp.
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              (Exact Name of Registrant as Specified in Charter)


    Maryland                    001-31458                     81-0559116
-----------------          ------------------------        --------------------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


   1251 Avenue of the Americas, 16th Floor, New York, NY            10020
   -----------------------------------------------------         ------------
        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (212) 798-6100
                                                   ----------------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition

         On August 4, 2005, Newcastle Investment Corp. (the "Company") announced its results of operations for the quarter ended June 30, 2005. A copy of the related press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01    Financial Statements and Exhibits

         (c) Exhibits

             99.1 Press Release, dated August 4, 2005, issued by Newcastle Investment Corp.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Newcastle Investment Corp.
                                         --------------------------
                                         (Registrant)


Date:  August 4, 2005                    By: /s/ Randal A. Nardone
                                             ----------------------------
                                             Name:  Randal A. Nardone
                                             Title: Secretary


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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

99.1                Press Release, dated August 4, 2005, issued by Newcastle
                    Investment Corp.